Exhibit 10.4(c)
Execution Version
NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

REQUEST FOR EXTENSION
Dated as of February 8, 2024
Bank of America, N.A.
as Administrative Agent and Collateral Agent

Loan Servicing
Building C, 2380 Performance Drive
TX2-984-03-23
Richardson, TX 75082
Attention: Tracina Jones

Re:    Second Amended and Restated Revolving Credit Agreement, dated as of May 27, 2022, among NextEra Energy US Partners Holdings, LLC (the “Borrower”), NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with the Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent (the “Agent”) (as amended, the “Credit Agreement”).

To Whom It May Concern:

This request for extension (this “Extension Request”) is made pursuant to Section 2.11(a) of the Credit Agreement. Any capitalized terms appearing but not otherwise defined in this Extension Request shall have the meanings specified for those terms in the Credit Agreement.

A.Extension Notice, Request and Consent.

(a)    Pursuant to the provisions of Section 2.11(a) of the Credit Agreement, each of the Loan Parties hereby requests that each Lender listed under Part A of Schedule I to the Credit Agreement, effective as of February 8, 2024, extend its respective Commitment Termination Date to February 8, 2029.

(b)    The Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, for the purposes of this particular request for extension only, the Consent Date shall be the date hereof, and this Extension Request shall constitute Notice provided to the Agent in accordance with Section 2.11(a) of the Credit Agreement.

(c)     Each Lender so indicating on its signature page to this Extension Request (each an “Extending Lender”) agrees to extend the Commitment Termination Date with respect to its Commitment to February 8, 2029 or to such other date specified on its signature page to this Extension Request. By execution of this Extension Request, each Extending Lender agrees to waive the requirements of Section 2.11 solely to the extent that such Section requires notices to be received and delivered within specified times. This agreement to extend the Commitment Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

(d)    Notwithstanding any provision hereof, of the Credit Agreement or any other Loan Document to the contrary, any Lender that is presently a party to the Credit Agreement or, subsequent to the date hereof, becomes a Lender under the Credit Agreement by virtue of an assignment from another Lender, may, by written notice to the Agent elect to extend the Commitment Termination Date with respect to its Commitment to February 8, 2029. In such event, the Agent shall be authorized and directed to make the necessary updates to the Register.

B.Effect on Original Terms. The Borrower, the Agent, the Lenders and the Issuing Banks hereby acknowledge and agree that, except as expressly set forth in this Extension Request, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Extension Request shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

C.Extension Effective Date. This Extension Request shall become effective as of February 8, 2024; provided, that (i) on or prior to such date, (A) the Borrower and the Agent have executed this Extension Request, (B) Lenders having Commitments equal to more than 50% of the Commitments outstanding immediately prior to such date have executed and delivered this Extension Request, and (C) the Borrower shall have paid all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent), and the up-front fees then payable to the Extending Lenders, and (ii) the Borrower shall have satisfied the conditions set forth in Section 7.01(c), (d) and (f) of the Credit Agreement and delivered the certificate described in Section 2.11(b) or Section 2.11(d), as applicable, of the Credit Agreement on such date. This Extension Request shall be deemed to constitute a Loan Document.

D.Execution and Delivery. This Extension Request may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension Request by emailed pdf. file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

E.Headings. The division into sections and other subdivisions of this Extension Request and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Extension Request. Words in the singular include the plural and vice versa and words in one gender include all genders.
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F.Governing Law. This Extension Request shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures appear on following pages]
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By signing this Extension Request where indicated below, each of the Loan Parties, the Lenders and the Agent is confirming its acceptance of the terms of this Extension Request as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OPERATING     PARTNERS GP, LLC, its General Partner

By:    MICHAEL H. DUNNE
    Name: Michael H. Dunne
    Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    MICHAEL H. DUNNE
    Name: Michael H. Dunne
    Title: Treasurer

By executing this Amendment on behalf o f the Borrower and Guarantor, the officer executing this Amendment certifies that the Amendment was executed by the Borrower and Guarantor outside of the State of Florida for delivery to the Agent or its counsel outside of the State of Florida.

[NEP – Extension of Credit Agreement – Signature Page]

BANK OF AMERICA, N.A., as the Agent

By:    DEWAYNE D. ROSSE
    Name: DeWayne D. Rosse
    Title: Assistant Vice President
[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

BANK OF AMERICA, N.A.
Type or Print Name of Lender

By: JACQUELINE G. MARGETIS
    Name: Jacqueline G. Margetis
    Title: Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Bank of Montreal,

By: MICHAEL CUMMINGS
    Name: Michael Cummings
    Title: Managing Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
    Name: Sydney G. Dennis
    Title: Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

BNP Paribas

By: FRANCIS DELANEY
    Name: Francis DELANEY
    Title: Managing Director

By: VICTOR PADILLA
    Name: Victor PADILLA
    Title: Vice President

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

CITIBANK, N.A.,
as Lender

By: AGHA MURTAZA
    Name: Agha Murtaza
    Title: Managing Director / Authorized Signatory

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: JULIEN TIZORIN
    Name: Julien Tizorin
    Title: Managing Director

By: MICHAEL WILLIS
    Name: Michael Willis
    Title: Managing Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender

By: JONATHAN LEE
    Name: Jonathan Lee
    Title: Managing Director

[NEP – Extension of Credit Agreement – Signature Page]

GOLDMAN SACHS BANK USA, as Lender

By: ANDREW B. VERNON
Name: Andrew B. Vernon
Title: Authorized Signatory

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

HSBC BANK USA, NATIONAL ASSOCIATION
Type or Print Name of Lender

By: JESSICA SMITH
    Name: Jessica Smith
    Title: Director

By: JESSICA SMITH
    Name: Jessica Smith
    Title: Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

JPMORGAN CHASE BANK, N.A.

By: SANTIAGO GASCON
    Name: Santiago Gascon
    Title: Vice President

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

KeyBank National Association

By: BAHAR LOTFALIAN
    Name: Bahar Lotfalian
    Title: Senior Vice President

By:
    Name:
    Title:

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Mizuho Bank, Ltd.

By: EDWARD SACKS
    Name: Edward Sacks
    Title: Authorized Signatory

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

MORGAN STANLEY BANK, N.A.

By: MICHAEL KING
    Name: Michael King
    Title: Authorized Signatory

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

    MUFG BANK, LTD.
Type or Print Name of Lender

By: RICKY VARGAS
    Name: Ricky Vargas
    Title: Vice President

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

REGIONS BANK

By: TEDRICK TARVER
    Name: Tedrick Tarver
    Title: Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

ROYAL BANK OF CANADA

By: MEG DONNELLY
    Name: Meg Donnelly
    Title: Authorized Signatory

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

SOCIÉTÉ GÉNÉRALE

DocuSigned by:
By: KIMBERLY METZEGER
2F1B9F9B0DB94BB
    Name: Kimberly Metzger
    Title: Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

SUMITOMO MITSUI BANKING CORPORATION

By: ALKESH NANAVATY
    Name: Alkesh Nanavaty
    Title: Executive Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

TRUIST BANK, as Lender

By: CATHERINE STRICKLAND
    Name: Catherine Strickland
    Title: Vice President

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

The Bank of Nova Scotia

By: DAVID DEWAR
    Name: David Dewar
    Title: Director

By:
    Name:
    Title:

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Wells Fargo Bank, N.A.
Type or Print Name of Lender

By: SHANNON CUNNINGHAM
    Name: Shannon Cunningham
    Title: Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Banco Santander, S.A., New York Branch
Type or Print Name of Lender

By: ANDRES BARBOSA
    Name: Andres Barbosa
    Title: Managing Director

By: RITA WALZ-CUCCIOLI
    Name: Rita Walz-Cuccioli
    Title: Executive Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Canadian Imperial Bank of Commerce, New York Branch
Type or Print Name of Lender

By: AMIT VASANI
    Name: Amit Vasani
    Title: Managing Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Commerzbank AG, New York Branch

By: MATTHEW WARD
    Name: Matthew Ward
    Title: Managing Director

By: JEFF SULLIVAN
    Name: Jeff Sullivan
    Title: Vice President

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

Intesa Sanpaolo S.p.A., New York Branch

By: JAVIER RICHARD COOK
    Name: Javier Richard Cook
    Title: Managing Director

By: JENNIFER FELDMAN FACCIOLA
    Name: Jennifer Feldman Facciola
    Title: Business Director

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

National Australia Bank Limited

By: DANIEL DENEHAN
    Name: Daniel Denehan
    Title: Associate Director

By:
    Name:
    Title:

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH, as Lender

By: VIJAY PRASAD
    Name: Vijay Prasad
    Title: Authorized Signatory

[NEP – Extension of Credit Agreement – Signature Page]

Consent to extend its Commitment Termination Date:

DNB Capital LLC
Type or Print Name of Lender

By: ANDREA L. OZBOLT
    Name: Andrea L. Ozbolt, SVP
    Title:

By: EINAR GULSTAD
    Name: Einar Gulstad, SVP
    Title:

[NEP – Extension of Credit Agreement – Signature Page]